UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2008

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On October 3, 2008, Ramco-Gershenson Properties Trust (the “Company) extended its $150 million unsecured revolving credit facility with the Company’s bank group through December 2009. A copy of the October 3, 2008, letter requesting the extension of the unsecured revolving credit facility is filed herewith as Exhibit 10.1 and is hereby incorporated by reference.  A copy of the October 8, 2008, press release announcing that extension is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits.

	10.1	Letter to KeyBank National Association, as a Bank and as Agent,
requesting that the Unsecured Credit Facility be extended to
December 13, 2009.

	99.1	Press release, dated October 8, 2008, entitled “Ramco-Gershenson
Announces The Extension Of Its $150 Million Unsecured
Revolving Credit Facility.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	October 8, 2008	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Letter to KeyBank National Association, as a Bank and as Agent,
requesting that the Unsecured Credit Facility be extended to
December 13, 2009.

99.1	Press release, dated October 8, 2008, entitled “Ramco-Gershenson
Properties Trust Announces The Extension Of Its $150 Million Unsecured
Revolving Credit Facility.”

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